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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):April 21, 2011

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                        RESEARCH FRONTIERS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      1-9399               11-2103466
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)   (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

                            240 CROSSWAYS PARK DRIVE
                          WOODBURY, NEW YORK 11797-2033
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
 (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure

On April 21, 2011, it was announced that Research Frontiers Inc.'s SPD-SmartGlass technology will be on display at the New York Auto Show through May 1, 2011 as part of the new Magic Sky Control SPD-SmartGlass roof on the Mercedes-Benz SLK Roadster. Details are noted in the press release reproduced below.

In the press release, it was also noted that for the SLK Roadster, Daimler AG was working in conjunction with Research Frontiers, and glass companies Nippon Sheet Glass and Pilkington, and using SPD-Smart light control film currently being produced by Hitachi Chemical Company in their dedicated factory line in Japan. While Hitachi Chemical and Nippon Sheet Glass/Pilkington have some of their SPD-related production lines in Japan, these companies have reported to Research Frontiers that their SPD-related production facilities have not been damaged by last month's earthquake and related events in Japan, and as a consequence, Research Frontiers does not expect that these events will have any material adverse effect on the timing or amount of revenues from sales of the Magic Sky Control roof on the SLK or other vehicles, or from other SPD-Smart products.


  EXPERIENCE THE MAGIC AT THE NEW YORK AUTO SHOW
          WITH SPD-SMARTGLASS TECHNOLOGY


New York, NY. April 21, 2011 - Starting tomorrow and continuing through May 1, 2011, thousands of visitors to the New York
International Auto Show will be able to experience for themselves the most advanced and energy-efficient glass on the planet.

Daimler AG, working in conjunction with Research Frontiers (Nasdaq: REFR), the inventor of SPD-SmartGlass technology, Hitachi Chemical Co. and glass companies Nippon Sheet Glass and Pilkington, has introduced a world's first: the Mercedes-Benz SLK Roadster with Magic Sky Control technology.

The Mercedes-Benz Magic Sky Control roof is made possible by Research Frontiers' patented SPD-Smart technology and allows you to simply press a button and instantly change the tint of the roof from very dark to clear.

Joseph M. Harary, President and CEO of Research Frontiers, noted during press day at the New York Auto Show today:
"This feature on the new Mercedes-Benz SLK Roadster saves energy by reducing heat inside the vehicle, which reduces air conditioning requirements and CO2 emissions, and can also save fuel. The Magic Sky Control option also brings more daylighting into the vehicle when you want it, and enhances the driving experience by allowing owners of the SLK to enjoy the pleasure of driving a convertible all year round."

Look for the red SLK roadster at the Mercedes-Benz exhibition at the New York Auto Show to see the Magic Sky Control panoramic glass roof which Motor Trend Magazine has referred to as the "killer app" and "the coolest part of the SLK without question" and "amazing stuff."

In February 2011, it was announced that Daimler AG has selected SPD-Smart light-control technology for its Magic Sky Control panoramic glass roof now offered on the new Mercedes-Benz SLK Roadster. Test results from Mercedes-Benz show this roof reduces sun exposure in the vehicle to 1/20th of direct exposure levels. Further, when compared to conventional automotive glass, Mercedes-Benz also reports that the use of SPD-SmartGlass significantly reduces the temperature inside the vehicle by up to 18 degrees F. In addition, the ability to block over 99.9% of harmful UV light protects interiors, increasing the useful life of fabrics and other materials.

Made with patented light-control SPD film developed by Research Frontiers and currently being produced by Hitachi Chemical Company in their dedicated factory line in Japan, SPD-SmartGlass is the world's fastest-switching variably tintable dynamic glazing technology. It is the only dimmable window technology that gives users the ability to instantly and precisely control the level of shading to any point between very dark and clear. This provides exceptional control over solar energy while also adding to user comfort and protecting interiors. Available in both glass and lightweight polycarbonate substrates, SPD-Smart products - windows, skylights, doors, partitions, sunroofs and more - are laminated glazings that offer a distinctive combination of sustainability and security, can be controlled manually or automatically, and are available in custom sizes and fabrications for new construction, replacement and retrofit projects.


About Research Frontiers Inc.

Research Frontiers Inc. (Nasdaq: REFR) is the developer of SPD-Smart light-control technology which allows users to instantly, precisely and uniformly control the shading of glass or plastic, either manually or automatically. Having invested over $80 million to date to develop its technology, Research Frontiers currently holds approximately 500 patents and patent applications and has built an infrastructure of 39 licensed companies that collectively are capable of serving the growing global demand for smart glass products in automobiles, homes, buildings, aircraft and boats. Further information about SPD-Smart technology, Research Frontiers and its licensees can be found at www.SmartGlass.com.

Note: From time to time Research Frontiers may issue forward-looking statements which involve risks and uncertainties. This press release contains forward-looking statements. Actual results could differ and are not guaranteed. Any forward-looking statements should be considered accordingly. "SPD-Smart" and "SPD-SmartGlass" are trademarks of Research Frontiers Inc. "MAGIC SKY CONTROL" and
"Mercedes-Benz" are trademarks of Daimler AG.

For further information or to schedule a visit to the Research Frontiers Design Center, please contact:

Joseph M. Harary, President and CEO
Research Frontiers Inc.
+1-516-364-1902
info@SmartGlass.com

[Photographs of the Mercedes-Benz SLK being tested in Death Valley, California and of the SLK with the Magic Sky Control SPD-SmartGlass Roof are included in the press release and have been supplied courtesy of Daimler AG.]




The Press Release is reproduced above and is also available on the Company's web site at www.SmartGlass.com and at various other places on the internet.


This report and the press release referred to herein may include statements that may constitute "forward-looking" statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.


The information in this Form 8-K or the press release reproduced herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities
Act of 1933, except as shall be expressly set forth by specific reference in such filing.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RESEARCH FRONTIERS INCORPORATED



                                          /s/ Joseph M. Harary
                                          ---------------------------
                                          By: Joseph M. Harary
                                          Title: President

Dated: April 22, 2011